UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 2, 2015

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 2.01 – Completion of Acquisition or Disposition of Assets	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	3

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Item 2.01 - Completion of Acquisition or Disposition of Assets

On March 2, 2015, NewBridge Bancorp (“NewBridge”) issued a press release announcing the completion of the merger of Premier Commercial Bank (“Premier”) with and into NewBridge’s wholly-owned subsidiary, NewBridge Bank. NewBridge also announced the successful completion of Premier’s systems conversion. Premier’s branch office will open this morning under the NewBridge Bank name. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release issued by NewBridge Bancorp, dated March 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP

Dated: March 2, 2015	By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi Senior Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release issued by NewBridge Bancorp, dated March 2, 2015.

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